AMENDMENT NO. 1 TO LOAN AGREEMENT
                        ---------------------------------


         AMENDMENT NO. 1 TO LOAN AGREEMENT (this "First Amendment"), made and executed this 22nd day of October, 1999, effective as of August 18, 1999, by and between:

         OMEGA WORLDWIDE, INC., a Maryland corporation (the "Borrower");

         The Banks that have executed the signature pages hereto (individually, a "Bank" and collectively, the "Banks"); and

         FLEET BANK, N.A., a national banking association, as Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").


                             PRELIMINARY STATEMENTS
                             ----------------------

         (A) The Borrower has entered into a certain Loan Agreement dated November 20, 1998 (together with all Exhibits and Schedules thereto, hereinafter referred to as the "Loan Agreement") with the Agent and the Banks;

         (B) The Borrower has requested that the Banks and the Agent amend certain provisions of the Loan Agreement, and the Banks and the Agent are willing to so amend the Loan Agreement, all on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

         1.  Definitions.  Capitalized terms used but not otherwise
             ------------
defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         2. Certain Amendments to Loan Agreement.  The Loan Agreement is hereby
            ------------------------------------
amended, effective on the date this First Amendment becomes effective in accordance with Section 4 hereof, as follows:

                  2.1. Article 1 of the Loan Agreement (Definitions) is amended by deleting the chart appearing in the definition of "Applicable Margin" and substituting therefor the following:

                  "Category 1
                  -----------

                  Both of the following Ratings:

                  BBB or higher by S&P; and
                  Baa2 or higher by Moody's                            1.0625%

                  Category 2
                  ----------

                  Both of the following Ratings:

                  BBB- by S&P; and
                  Baa3 by Moody's                                      1.1875%

                  Category 3
                  ----------

                  BBB- or higher by D&P and one of the following Ratings:

                  BBB- by S&P; or
                  Baa3 by Moody's                                      1.350%"

                  2.2. Article 1 of the Loan Agreement (Definitions) is amended by deleting the chart appearing in the definition of "Commitment Fee Percentage" and substituting therefor the following:

                  "Category 1
                  -----------

                  Both of the following Ratings:

                  BBB or higher by S&P; and
                  Baa2 or higher by Moody's                            .250%

                  Category 2
                  ----------

                  Both of the following Ratings:

                  BBB- by S&P; and
                  Baa3 by Moody's                                      .300%

                  Category 3
                  ----------

                  BBB- or higher by D&P and one of the following Ratings:

                  BBB- by S&P; or
                  Baa3 by Moody's                                      .400%"

                  2.3 The following definition is added to Article 1 of the Loan Agreement (Definitions) in its appropriate alphabetical position:

                  "'D&P' - Duff & Phelps."

                  2.4 The definition of "Ratings Agencies" appearing in Article 1 of the Loan Agreement (Definitions) is deleted in its entirety and the following is substituted therefor:

                  "'Ratings Agencies' - Moody's, S&P and D&P."

                  2.5 Article 8 of the Loan Agreement (Events of Default) is amended by deleting Section 8.11 (Ratings) in its entirety and substituting therefor the following:

                  "Section 8.11  Ratings.
                                 -------

                  Failure by Omega to maintain an investment grade Rating from at least two of the three Ratings Agencies."

                  2.6   Article   10  of  the  Loan   Agreement   (Miscellaneous
Provisions) is amended by  substituting  the following  addresses in subsections
(a) and (c) of Section 10.9 (Notices), as follows:

                           "(a)   If to the Borrower:

                                  c/o Omega Healthcare Investors, Inc.
                                  900 Victors Way, Suite 345
                                  Ann Arbor, Michigan  48108
                                  Attention: Mr. Essel W. Bailey, Jr., President Telecopier No.: (734) 887-0301"

                           "(c)     If to the Agent:

                                    Fleet Bank, N.A., as Agent
                                    1185 Avenue of the Americas
                                    New York, New York  10036
                                    Attention: Mr. Christian J. Covello
                                    Telecopier No.: (212) 819-4120

                                    with a copy  (other  than  in  the  case  of
                                    Borrowing  Notices  and  reports  and  other
                                    documents   delivered  in  compliance   with
                                    Article 5 hereof) to:

                                    Emmet, Marvin & Martin, LLP
                                    120 Broadway
                                    New York, New York 10271-3291
                                    Attention:   Richard S. Talesnick, Esq.
                                    Telecopier No.: (212) 238-3100"


         3. Representations and Warranties. In order to induce the Banks and the
            ------------------------------
Agent to enter into this First Amendment, each of the Loan Parties hereby represents and warrants to the Banks and the Agent that:

                  3.1 No Default.  After giving effect to this First  Amendment,
                      ----------
no Default or Event of Default shall have occurred or be continuing.

                  3.2 Existing  Representations  and Warranties.  As of the date
                      -----------------------------------------
hereof and after giving effect to this First Amendment, each and every one of the representations and warranties set forth in the Loan Documents are true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each is hereby incorporated herein in full by reference as if restated herein in its entirety, except for changes in the ordinary course of business which are not prohibited by the Loan Agreement (as amended hereby) and which do not, either singly or in the aggregate, have a Material Adverse Effect.

                  3.3 Authority; Enforceability. (i) The execution, delivery and
                      -------------------------
performance by each Loan Party of this First Amendment are within its organizational powers and have been duly authorized by all necessary action
(corporate or otherwise) on the part of each Loan Party, (ii) this First Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, and (iii) this First Amendment and the execution, delivery and performance by each Loan Party thereof does not: (A) contravene the terms of any Loan Party's organization documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which any Loan Party is a party or any order, injunction, writ or decree to which any Loan Party or its property is subject, or (C) violate any requirement of law.

         4. Conditions Precedent to Effectiveness of Amendments.  The amendments
            ---------------------------------------------------
contemplated by Section 2 hereof are subject to the  satisfaction of each of the
                ---------
following conditions precedent:

                  4.1 First Amendment.  The Loan Parties shall have delivered or
                      ---------------
caused to be delivered to the Agent and each Bank an original executed counterpart of this First Amendment.

                  4.2 No Default.  As of the date  hereof,  no Default or Event
                      -----------
of Default  shall have occurred and be continuing.

                  4.3 Warranties. As of the date hereof, the representations and
                      ----------
warranties  contained  in  Section 3 of this First  Amendment  shall be true and
                           ---------
correct.

                  4.4  Amendment  Fee. The Borrower  shall have paid the
                       --------------
Amendment  Fee in  accordance with Section 6.2 below

         5. Reference to and Effect Upon the Loan Agreement.
            -----------------------------------------------

                  5.1 Effect. Except as specifically amended hereby, the Loan
                       ------
Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

                  5.2  No  Waiver;  References.  The  execution,   delivery  and
                       ----------
effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement, except as specifically set forth herein. Upon the effectiveness of this First Amendment, each reference in:

                           (i)      the  Loan  Agreement  to  "this  Agreement",
"hereunder",   "hereof", "herein"  or words of  similar  import  shall  mean and be a  reference  to the Loan  Agreement  as amended hereby;

                           (ii)     the other Loan  Documents to the "Loan
Agreement" shall mean and be a reference to the Loan Agreement as amended hereby; and

                           (iii)  the Loan  Documents  to the  "Loan  Documents"
shall be deemed to include this First Amendment.

         6.       Miscellaneous.
                  --------------

                  6.1 Expenses. The Loan Parties agree to pay the Agent upon
                       ---------
demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this First Amendment.

                  6.2. Amendment  Fee.  Simultaneously  with the  execution and
                       --------------
delivery of this Agreement, the Borrower shall pay to the Agent, for the benefit of the Banks, pro rata, according to their respective Revolving Credit Commitments, a non-refundable Amendment Fee in an amount equal to .125% of the Total Commitment.

                  6.3   Law. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN
                        ---
ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  6.4   Successors. This First Amendment shall be binding upon
                        ----------
the Loan Parties, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Loan Parties, the Banks and the Agent and the successors and assigns of the Banks and the Agent.

                  6.5  Execution in  Counterparts.  This First  Amendment may be
                       --------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              OMEGA WORLDWIDE, INC.


                                              By   /s/ Edward C. Noble
                                                   -------------------
                                                                       Title

                        FLEET BANK, N.A., as Agent and as
                                                 a Bank


                                              By   /s/ Christian Covello
                                                   ---------------------
                                                                        Title

                                                HARRIS TRUST AND SAVINGS BANK


                                              By   /s/ Kirby M. Law
                                                   ---------------------
                                                                        Title


Agreed to and Accepted:

OMEGA HEALTHCARE INVESTORS, INC.


By  /s/ David A. Stover
    -------------------
                                Title